United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2020

UNIROYAL GLOBAL ENGINEERED PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation or Organization)	000-50081 (Commission File Number)	65-1005398 (IRS Employer Identification No.)

1800 Second Street, Suite 970 Sarasota, Florida (Address of Principal Executive Offices)	34236 (Zip Code)

Registrant’s telephone number, including area code: (941) 906-8580

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered under Section 12(b) of the Act: None.

Item 3.03   Material Modification to Rights of Security Holders.

On January 21, 2020, Uniroyal Global Engineered Products. Inc. (the “Company”) filed with the Secretary of State of the State of Nevada an amendment to its Articles of Incorporation which amendment will be effective as of January 31, 2020 or such date to be determined by the Chief Executive Officer of the Company once the Company receives authorization from FINRA regarding the stock split (the “Effective Date”), to evidence a one for five reverse stock split (the “Reverse Stock Split”) of its common stock, par value $0.001 per share (the “Common Stock”). As a result of the Reverse Stock Split, every five shares of outstanding common stock will automatically be converted into one share of the Company’s common stock immediately prior to the opening of trading on the next business day after the Effective Date. The conversion will be into shares of the same class of common stock then held by the stockholder. Stockholders who would have been entitled to a fractional share will instead receive a cash payment in lieu of the fractional share. The aggregate number of shares of Common Stock that the Company is authorized to issue remains the same and was unaffected by the Reverse Stock Split.

The Company’s Board of Directors approved the Reverse Stock Split on January 17, 2020. The Company’s shareholders approved the Reverse Stock Split on June 5, 2019. The Reverse Stock Split will become effective at the Effective Date. All outstanding stock options and other contractual rights including the preferred stock entitling the holders of such rights to acquire shares of Common Stock outstanding at the Effective Date will be appropriately adjusted to give effect to the Reverse Stock Split.

A new CUSIP number will be issued for the Common Stock to distinguish stock certificates issued after the Effective Date.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this report is incorporated in this Item 5.03 by reference in its entirety.

Item 8.01

On January 27, 2020, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c)

Exhibit Number	Description

3.1	Articles of Amendment to the Articles of Incorporation of Uniroyal Global Engineered Products, Inc.

99.1	Press Release dated January 27, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIROYAL GLOBAL ENGINEERED PRODUCTS, INC.

	By:	/s/ Howard R. Curd
Date: January 27, 2020		Howard R. Curd
Chief Executive Officer